UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 22, 2012


                            LATITUDE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                   000-54194              26-1284382
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  (State or other jurisdiction   (Commission File  (IRS Employer Identification
         of incorporation)            Number)                  Number)


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
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               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
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APPOINTMENT OF CHIEF EXECUTIVE OFFICER AND DIRECTOR

On May 21, 2012, Mr. Jerry J. Langdon was appointed the Chief Executive Officer and the Chairman of the Board of Latitude Solutions, Inc. ("the Company").

Mr. Jeffrey Wohler, the Acting Chief Executive Officer was appointed the President of the Company and will remain a director of the Company.

Mr. Langdon, age 60, prior to joining the Company served as the Chief Administrative and Compliance Officer of Energy Transfer Partners in Dallas, Texas, public reporting company starting in June 2007. Prior to that Mr. Langdon held senior executive positions with both Reliant Energy and El Paso Energy Partners. Mr. Langon has served as a director for the following public companies, Costilla Energy, Inc. (1996-1999), Midcoast Energy Resources (1998-2000) and Quanta Service, Inc. (2001-2003). In 1999, Costilla Energy, Inc. filed for protection under Chapter 11, of the U.S. Bankruptcy Code.

Mr. Langdon served as a Commissioner on the Federal Energy Regulatory Commission from 1988 through 1993. He was appointed to the Commission by both Presidents Ronald Regan and George HW Bush. Mr. Langdon is the author of articles on the natural gas and electric industries, which have been published in industry trade magazines. He co-authored the JOINT FERC/DOE NATURAL GAS DELIVERABILITY TASK FORCE REPORT in 1991. He was the Chairman of the National Petroleum Counsel's 2002 Natural Gas Study entitled BALANCING NATURAL GAS POLICY - FUELING THE DEMANDS OF A GROWING ECONOMY and presented same to Energy Secretary Abraham in September 2002. Mr. Langdon has testified not only before the Railroad Commission of the State of Texas, but also before the United States Senate Committee on Energy and Natural Resources, the United States House of Representatives Committee on Energy and Commerce, the National Energy Board of Canada, and other state public utility commissions.

Mr. Langdon received a Bachelor of Science degree in Communications from the University of Texas, Austin, in 1975.

EMPLOYMENT AGREEMENT

On May 21, 2012, the Company entered into an Employment Agreement ("the Employment Agreement") with Mr. Langdon for his services as the Company's Chief Executive Officer. The Employment Agreement has an initial term of 3 years, unless terminated at an early date by either party.

The Company does have the right to terminate the Employment Agreement with or without cause. If the Employment Agreement is terminated without cause with the first year of the Employment Agreement, the Company will pay compensation equal to 3 months of the base salary under the Employment Agreement payable over a 3 month period. If termination without cause happens within the second or third year of the Employment Agreement, the Company will pay severance compensation equal to six months over a six month period.

The Employment Agreement provides for a base salary of $200,000 per year. In addition, the Employment Agreement provides for the issuance, upon approval by the Board of Directors of the Company of 200,000 restricted shares of the Company's common stock and an option exercisable for 1,100,000 shares at an exercise price equal to market value.

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

In addition the Employment Agreement provides for bonuses during each of the three years of the term of the Employment Agreement. The bonus provisions are as follows:

 YEAR                            BONUS PROVISION
------    ----------------------------------------------------------------------
 2012     Up to $200,000 based upon the meeting of milestones:

          - Investment Milestone - 5% of the principal amount of any new equity investments completed by persons introduced to the Company by Mr. Langdon
          - Machine Deployment Milestone - based upon the number of machines deployed into the field by the Company during the year that are operating at a minimum of 50% of capacity:

               o    6 machines = $66,666
               o    9 machines = $133,333
               o    12 machines = $200,000

2013 Shares of common stock based on gross revenue recognized during the calendar year:

          -    at least $7.5 Million but <$12.5 Million = 66,666 shares
          -    at least $12.5 Million but <$20 Million = 133,333 shares
          -    $20 Million or more = 200,000 shares

2014 Shares of common stock based on gross revenue recognized during the calendar year:

          -    at least $15 Million but <$25 Million = 66,666 shares
          -    at least $25 Million but <$35 Million = 133,333 shares
          -    $35 Million or more = 200,000 shares


                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
-----------------------------------

PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On May 22, 2012, the Company made a press release announcing the hiring of Mr. Langdon as the Chief Executive Officer and Chairman of the Board of Directors. The text of the press release is attached hereto as Exhibit 99.1.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

         (D) EXHIBITS. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     EXHIBIT NO.                            DESCRIPTION
     -----------    ------------------------------------------------------------
        10.1        Employment  Agreement,  by and  between  the Company and Mr.
                    Langdon, dated May 21, 2012

        99.1        Press Release, dated May 22, 2012





































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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               LATITUDE SOLUTIONS, INC.



                               BY: /s/ Matthew J. Cohen
                               -----------------------------------------
                               Matthew J. Cohen, Chief Financial Officer


                               Date:  June 4, 2012









































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